U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 7, 2016

iBio, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or jurisdiction of incorporation or organization)

001-35023

(Commission File Number)

26-2797813

(I.R.S. Employer Identification Number)

600 Madison Avenue, Suite 1601, New York, NY 10022-1737

(Address of principal executive offices   (Zip Code)

Registrant's telephone number: (302) 355-0650

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the 2015 Annual Meeting of Stockholders of iBio, Inc. (the “Company”) held on April 7, 2016, Proposals 1, 2, 3 and 4 were each approved by the Company’s stockholders. The proposals are described in detail in the definitive proxy statement filed by the Company with the Securities and Exchange Commission on March 11, 2016. The final voting results of the 2016 Annual Meeting are set forth below.

Proposal 1 - Election of Directors - The Company’s stockholders elected Mr. Robert B. Kay, General James T. Hill and Mr. Arthur Y. Elliott, Ph.D to serve as Class I directors of the Company for a three-year term expiring in 2018. The voting results for each of these individuals were as follows:

Director	Votes For	Votes Withheld	Broker Non-Votes
Mr. Robert B. Kay	45,605,611	230,860	23,849,420
General James T. Hill	45,666,221	170,250	23,849,420
Mr. Arthur Y. Elliott, Ph.D	45,670,377	166,094	23,849,420

Proposal 2 - Ratification of the selection of the Company’s independent registered public accounting firm - The Company’s stockholders ratified the selection of CohnReznick LLP as the Company’s independent registered public accounting firm for the current fiscal year ending June 30, 2016. The voting results were 68,751,337 shares “FOR,” 560,675 shares “AGAINST,” and 373,879 abstentions.

Proposal 3 – “Say on pay” proposal - The Company’s stockholders approved, on an advisory basis, the compensation of its named executive officers. The voting results were 44,712,032 shares “FOR,” 596,538 shares “AGAINST,” 527,901 abstentions and 23,849,420 broker non-votes.

Proposal 4 – Proposal to approve, in accordance with NYSE MKT rules, the issuance to Eastern Capital Limited of 6,500,000 shares of the Company’s common stock at a purchase price of $0.622 per share – The Company’s stockholders approved the proposal to issue to Eastern Capital Limited of 6,500,000 shares of the Company’s common stock at a purchase price of $0.622 per share. The voting results were 43,244,254 shares “FOR,” 324,468 shares “AGAINST,” 2,267,749 abstentions and 23,849,420 broker non-votes

Item 7.01	Regulation FD Disclosure.

On April 7, 2016, the Company issued a press release announcing the results of its 2015 Annual Meeting. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01. The information the registrant furnishes in this report under this Item 7.01, and the exhibit in Item 99.1, is not deemed “filed” for purposes of section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Registration statements or other documents filed with the U.S. Securities and Exchange Commission shall not incorporate this information by reference, except as otherwise expressly stated in such filing.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release, dated April 7, 2016*

*Filed herewith.

Signatures

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IBIO INC.

Date: April 7, 2016	By:	/s/ Robert B. Kay
Robert B. Kay
Executive Chairman and CEO